UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2023
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Mr. Joshua Charlesworth to President and CEO
On September 22, 2023, the Board of Directors (the “Board”) of Krispy Kreme, Inc. (the “Company”) appointed Mr. Joshua Charlesworth to the role of President and Chief Executive Officer of the Company, effective as of January 1, 2024 (the “Appointment Date”), at which time he will resign from his current role of Global President and Chief Operating Officer of the Company.
Following the Appointment Date, Mr. Charlesworth (i) will receive an annual base salary of $1,000,000, (ii) will be eligible to participate in the Company’s annual bonus program with a target bonus opportunity equal to 100% of his base salary and a maximum bonus opportunity equal to 200% of his base salary, and (iii) will receive annual grants of restricted stock units under the Company’s 2021 Omnibus Incentive Plan (the “LTI Plan”) with a grant date fair value of $1,000,000 (the “Annual Award”), subject to the terms of the LTI Plan and the applicable award agreement. For 2024, half of the Annual Award will be subject to service-based vesting conditions vesting 60% on the third anniversary of the grant date, (B) 20% on the fourth anniversary of the grant date and (C) 20% on the fifth anniversary of the grant date. The remaining half of the Annual Award for 2024 will be subject to performance vesting conditions vesting on the last day of the Company’s 2026 fiscal year, subject to the achievement of applicable performance goals.
In addition, on November 1, 2023, Mr. Charlesworth will receive a grant of 492,142 restricted stock units under the LTI Plan, representing a matching award on Company shares that he will own as of such date. This matching award will vest on the fifth anniversary of the grant date, subject to the terms of the LTI Plan and the applicable award agreement. Further, subject to the approval of the Board of Directors of Krispy Kreme Doughnut Corporation (“KKDC”), Mr. Charlesworth will be granted an award of 3,925 restricted equity units (“REUs”) under the Insomnia Cookies Holdings, LLC Executive Ownership Plan (the “Insomnia EOP”), which will vest (i) 60% on the third anniversary of the grant date, (ii) 20% on the fourth anniversary of the grant date, and (iii) 20% on the fifth anniversary of the grant date, subject to the terms of the Insomnia EOP and the applicable award agreement.
If Mr. Charlesworth’s employment is terminated without cause by the Company or if Mr. Charlesworth terminates his employment for good reason, he will be entitled to, subject to executing a release of claims, (i) continued payment of his base salary for a period of twenty-four months and (ii) a lump-sum payment equal to the approximate value of eighteen months of subsidized COBRA coverage premiums.
Mr. Charlesworth is not a party to any transaction with the Company that would be reportable under Item 404(a) of Regulation S-K under the Securities Act of 1933. Mr. Charlesworth is not a party to any material plan, contract, or arrangement in connection with his employment.
Transition of Mr. Michael Tattersfield to Non-Executive Roles
On September 22, 2023, Michael Tattersfield, the Company’s President and Chief Executive Officer, notified the Board that he will step down as the Company’s President and Chief Executive Officer, effective December 31, 2023 (the “Transition Date”), and that following the Transition Date, Mr. Tattersfield will continue to provide services to the Company as (i) a non-executive member of the Board (the “Director Services”) and (ii) a Company ambassador and senior advisor to the successor President and Chief Executive Officer, Mr. Charlesworth (the “Advisor Services”). In addition, both prior to and following the Transition Date, Mr. Tattersfield will continue to provide strategic support to Insomnia Cookies Holdings, LLC.
While Mr. Tattersfield provides the Director Services, Mr. Tattersfield will be entitled to receive compensation on the same basis as other non-employee directors of the Board. While Mr. Tattersfield provides the Advisor Services, Mr. Tattersfield will be entitled to receive a consulting fee of $50,000 per month.
Outstanding and unvested equity awards of the Company held by Mr. Tattersfield as of the Separation Date (the “Continuing Awards”) will continue to vest while Mr. Tattersfield provides the Director Services or the Advisor Services. If the Director Services and the Advisor Services are both terminated prior to June 30, 2026, for any reason other than due to cause or due to Mr. Tattersfield’s resignation for any reason, then the vesting of any of his then-outstanding unvested Continuing Awards that would have vested on or prior to June 30, 2026 will accelerate (provided that performance awards will continue to be subject to the achievement of applicable performance criteria).
In addition, subject to the approval of the Board of Directors of KKDC, as soon as practicable following September 22, 2023, Mr. Tattersfield will be granted an award of 15,699 REUs under the Insomnia EOP, which will vest (i) 60% on the third anniversary of the grant date, (ii) 20% on the fourth anniversary of the grant date, and (iii) 20% on the fifth anniversary of the grant date, subject to the terms of the Insomnia EOP and the applicable award agreement.

Item 7.01. Regulation FD Disclosure.
On September 25, 2023, the Company issued a press release announcing the promotion of Joshua Charlesworth to President and CEO and transition of Michael Tattersfield to the Company’s Senior Advisor and Ambassador. Attached as Exhibit 99.1 is a copy of such release as it is available on the Company’s website at investors.krispykreme.com/news/news-releases/.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press release dated September 25, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KRISPY KREME, INC.

Dated: September 27, 2023

By:    /s/ Catherine Tang

Name:	Catherine Tang
Title:	Chief Legal Officer